                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) JANUARY 15, 2004
                                                         ----------------


                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


          MICHIGAN                       1-13092                38-1841410
          --------                       -------                ----------
(State or other jurisdiction            Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)


      30200 TELEGRAPH ROAD, SUITE 105                              48025
          BINGHAM FARMS, MICHIGAN                                  -----
  (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number including area code: (248) 644-7110
                                                            -------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c)  Exhibits

99.1              Press release issued January 15, 2004


ITEM 9.  Regulation FD Disclosure

                  On January 15, 2004, Malan Realty Investors, Inc. issued a press release announcing the final court ruling in the lawsuit filed by its former Chief Executive Officer. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MALAN REALTY INVESTORS, INC.
                                       (registrant)



January 20, 2004                       By: /s/ Melinda M. Hale
                                           -------------------
                                           Melinda M. Hale
                                           Acting Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

EX-99.1         Press Release issued January 15, 2004.